Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 1, 2015 among EXAMWORKS GROUP, INC., a Delaware corporation (the “Company”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the parties have entered into that certain Amended and Restated Credit Agreement dated as of April 16, 2015 among the Company, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendment. Clause (b) of the definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)     during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election, appointment or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body or (iii) whose election, appointment or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body; or

2.     Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a)      counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company and each Guarantor and (ii) the Required Lenders and the Administrative Agent; and

(b)     all reasonable out-of-pocket costs and expenses of the Administrative Agent (including reasonable fees and expenses of its legal counsel) in connection with this Amendment to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Loan Parties.

3.     Miscellaneous.

(a)     The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)     Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)     The Company and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)     Each of the Company and the Guarantors has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution, delivery and performance hereof by the Company and the Guarantors do not contravene the terms of any such Person’s Organization Documents or conflict with or result in any breach or contravention of any law, agreement or obligation by which the Company or any Guarantor is bound.

(ii)     This Amendment has been duly executed and delivered by each of the Company and the Guarantors and constitutes a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or by principles of equity pertaining to the availability of equitable remedies.

(iii)     No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect.

(d)     The Company and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Amendment, the representations and warranties of the Company and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this Section 3(d)(i), the representations and warranties contained in Section 6.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) of the Credit Agreement, and (ii) after giving effect to this Amendment, no Default has occurred and is continuing.

(e)     This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	EXAMWORKS GROUP, INC.
By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

GUARANTORS:	EXAMWORKS, INC.
MARQUIS MEDICAL ADMINISTRATORS, INC.
SOUTHWEST MEDICAL EXAMINATION SERVICES, INC.
PACIFIC BILLING SERVICES, INC.
DIAGNOSTIC IMAGING INSTITUTE, INC.
NETWORK MEDICAL REVIEW COMPANY, LTD.
MES GROUP, INC.
MEDICAL EVALUATION SPECIALISTS, INC.
LONE STAR CONSULTING SERVICES, INC.
MES MANAGEMENT SERVICES, INC.
MLS GROUP OF COMPANIES, INC.
VERITY ADMINISTRATORS, INC.
EXAMWORKS CLINICAL SOLUTIONS HOLDINGS, INC.

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

IME SOFTWARE SOLUTIONS, LLC
EXAMWORKS REVIEW SERVICES, LLC
EXAMWORKS EVALUATIONS OF NEW YORK, LLC
MEDICOLEGAL SERVICES, LLC
IME RESOURCES, LLC
CREDENTIALMED, LLC
NEXWORKS, LLC
RELIABLE RS, LLC

By: ExamWorks, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

DDA MANAGEMENT SERVICES, LLC

By: Lone Star Consulting Services, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

CALMED EVALUATION SERVICES, LLC

By: MES Group, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

EXAMWORKS CLINICAL SOLUTIONS, LLC
By: ExamWorks Clinical Solutions Holdings, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

GOULD & LAMB TRUST COMPANY, LLC

By: ExamWorks Clinical Solutions, LLC
Its: Sole Member

By: ExamWorks Clinical Solutions Holdings, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

NATIONAL INSTITUTE FOR MEDICARE AND MEDICAID EDUCATION, LLC

By: ExamWorks Clinical Solutions, LLC
Its: Sole Member

By: ExamWorks Clinical Solutions Holdings, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

LANDMARK EXAMS, LLC

By: Medicolegal Services, LLC
Its: Sole Member
By: ExamWorks, Inc.
Its: Sole Member

By: /s/ J. Miguel Fernandez de Castro
Name: J. Miguel Fernandez de Castro
Title: Chief Financial Officer, Senior Executive
Vice President and Treasurer

ADMINISTRATIVE	bank of america, n.a.,
AGENT:	as Administrative Agent

By: /s/ Joan Mok
Name: Joan Mok
Title: Vice President

LENDERS:	bank of america, n.a.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ E. Mark Hardison
Name: Mark Hardison
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By: /s/ Kent Davis
Name: Kent Davis
Title: Managing Director

BARCLAYS BANK PLC,
as a Lender

By: /s/ May Huang
Name: May Huang
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Michael Winters
Name: Michael Winters
Title: Vice President

COMMUNITY & SOUTHERN BANK,
as a Lender

By: /s/ Brian R. McLean
Name: Brian R. McLean
Title: SVP, Director Corporate Banking